OTHER ASSETS	12 Months Ended
Dec. 31, 2025
OTHER ASSETS
OTHER ASSETS
11. OTHER ASSETS

	12.31.2025	12.31.2024
Related-party receivables (Note 29.)	26,471	115,400
Sale of real estate and other receivables	473,091	255,317
Advances to employees and suppliers	55,522	60,811
Surplus from post-employment benefit plans (Note 31)(1)	182,907	157,046
Compensation assets (IPNET and VSS acquisitions)	141,610	133,038
Assets held for sale(2)	8,761	—
Subletting of assets and other amounts to be realized	16,866	7,364
Total	905,228	728,976

Current	419,300	360,141
Non-current	485,928	368,835

(1)On December 31, 2025 and 2024, it includes the amounts of R$179,493 and R$153,714, respectively, referring to the distribution of the PBS-A surplus.
(2)These refer to the residual cost of properties classified as available for sale in their current condition, in the process of formalizing the purchase and sale agreement. Depreciation of these properties ceased as of the date of reclassification of property and equipment.